UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2010

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Lindenstrasse 8
6340 Baar/Zug
Switzerland
(Address of Principal Executive Offices and Zip Code)
+41-41-768-1080
(Registrant’s Telephone Number, Including Area Code)
Allied World Assurance Company Holdings, Ltd
27 Richmond Road
Pembroke HM08, Bermuda
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 5.01. Changes in Control of Registrant
Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
Warrant Assignment and Assumption Agreement
     On December 1, 2010, Allied World Assurance Company Holdings, AG (“Allied World Switzerland” or the “Company”) and Allied World Assurance Company Holdings, Ltd (“Allied World Bermuda”) entered into a Warrant Assignment and Assumption Agreement (the “Warrant Assignment and Assumption Agreement”) relating to that certain warrant held by American International Group, Inc. (“AIG”) to purchase 2,000,000 voting common shares of Allied World Bermuda for $34.20 per share (the “Warrant”). Under the terms of the Warrant Assignment and Assumption Agreement, Allied World Bermuda assigned to Allied World Switzerland, and Allied World Switzerland assumed, all of Allied World Bermuda’s rights and obligations under the Warrant. As a result, the Warrant may be exercised, in accordance with its terms, into Allied World Switzerland registered shares in lieu of Allied World Bermuda common shares. The Warrant Assignment and Assumption Agreement was executed in connection with the Redomestication (as defined in Item 8. 01 of this Current Report on Form 8-K). A copy of the Warrant Assignment and Assumption Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the Warrant Assignment and Assumption Agreement is qualified in its entirety by reference to Exhibit 10.1.
Registration Rights Assignment and Assumption Agreement
     On December 1, 2010, Allied World Switzerland and Allied World Bermuda entered into an Assignment and Assumption Agreement (the “Registration Rights Assignment and Assumption Agreement”) relating to that certain Registration Rights Agreement, dated July 17, 2006, by and between Allied World Bermuda and its founding shareholders (which agreement is now only applicable to AIG as a result of the other founding shareholders’ selling their Allied World Bermuda securities) (the “Registration Rights Agreement”). Under the terms of the Registration Rights Assignment and Assumption Agreement, Allied World Bermuda assigned to Allied World Switzerland, and Allied World Switzerland assumed, all of Allied World Bermuda’s rights and obligations under the Registration Rights Agreement. As a result, Allied World Switzerland has agreed to provide AIG with certain registration rights under the Securities Act of 1933, as amended, which had been previously provided by Allied World Bermuda. The Registration Rights Assignment and Assumption Agreement was executed in connection with the Redomestication. A copy of the Registration Rights Assignment and Assumption Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing summary of the Registration Rights Assignment and Assumption Agreement is qualified in its entirety by reference to Exhibit 10.2.
Benefit Plan Assignment and Assumption Agreement
     The description of the Benefit Plan Assignment and Assumption Agreement in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.
Indemnification Agreements
     In connection with the completion of the Redomestication, as of December 1, 2010, Allied World Switzerland will enter into Amended and Restated Indemnification Agreements (the “Indemnification Agreements”), substantially in the form attached hereto as Exhibit 10.4, with each of its directors and executive officers (the “Indemnitees”). The Indemnification Agreements provide for indemnification and expense advancement and include related provisions meant to facilitate the Indemnitee’s receipt of such benefits. The Indemnification Agreements also provide that the Company will indemnify each Indemnitee against claims arising out of such Indemnitee’s service to the Company to the fullest extent allowed under Swiss law (except in certain limited circumstances). The form of Indemnification Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The foregoing summary of the Indemnification Agreements is qualified in its entirety by reference to Exhibit 10.4.
Contribution-in-Kind Agreement
     On November 30, 2010, Allied World Switzerland and Allied World Bermuda entered into a Contribution-in-Kind Agreement (the “Contribution-in-Kind Agreement”) which implements the Scheme of Arrangement (as defined in Item 8. 01 of this Current Report on Form 8-K). Under the terms of the Contribution-in-Kind Agreement, (i) all issued and outstanding voting common shares of Allied World Bermuda were cancelled and issued to Allied World Switzerland as a contribution in kind after the Scheme of Arrangement became effective, in exchange for which the holders of such voting common shares immediately prior to the completion of the Redomestication received the same number of voting shares of Allied World Switzerland upon registration of the capital increase with the Swiss Commercial Register; and (ii) all issued and outstanding non-voting common shares of Allied World Bermuda were cancelled and issued to Allied World Switzerland as a contribution in kind after the Scheme of Arrangement became effective, in exchange for which the holders of such non-voting common shares immediately prior to the completion of the Redomestication received the same number of non-voting participation certificates of Allied World Switzerland upon registration of the capital increase with the Swiss Commercial Register. The Contribution-in-Kind Agreement was executed in connection with the Redomestication. A copy of the Contribution-in-Kind Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference. The foregoing summary of the Contribution-in-Kind Agreement is qualified in its entirety by reference to Exhibit 10.5.
Item 3.03. Material Modification to Rights of Security Holders.
     The disclosure under the heading “Articles of Association and Organizational Regulations” in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
     The description of the Redomestication in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference. As a result of the Redomestication, Allied World Bermuda became a direct, wholly-owned subsidiary of Allied World Switzerland.

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Benefit Plan Assignment and Assumption Agreement
     On December 1, 2010, Allied World Bermuda, Allied World Assurance Company, Ltd and Newmarket Administrative Services, Inc. (together, the “Assignors”) and Allied World Switzerland entered into a Benefit Plan Assumption and General Amendment Agreement (the “Benefit Plan Assignment and Assumption Agreement”) pursuant to which Allied World Bermuda assigned to Allied World Switzerland, and Allied World Switzerland assumed, the following equity incentive plans of Allied World Bermuda, including all award or grant documents or agreements thereunder (the “Assumed Equity Plans”): (i) the Allied World Assurance Company Holdings, Ltd Second Amended and Restated 2001 Employee Stock Option Plan; (ii) the Allied World Assurance Company Holdings, Ltd Second Amended and Restated 2004 Stock Incentive Plan; (iii) the Allied World Assurance Company Holdings, Ltd Second Amended and Restated Long-Term Incentive Plan; and (iv) the Allied World Assurance Company Holdings, Ltd 2008 Employee Share Purchase Plan. Additionally, the Assignors assigned to Allied World Switzerland, and Allied World Switzerland assumed, the employment agreements of six of the Company’s executive officers that will work part-time in Switzerland (the “Assumed Employment Agreements”) to which the Assignors are parties. The Assumed Equity Plans and the Assumed Employment Agreements are hereinafter referred to collectively as the “Assumed Benefit Arrangements.” The Benefit Plan Assignment and Assumption Agreement was executed in connection with the Redomestication.
     As a result of Allied World Switzerland’s assumption of the Assumed Benefit Arrangements, Allied World Switzerland will be the sponsor of the Assumed Benefit Arrangements and Allied World Switzerland’s registered shares will be issued under the Assumed Benefit Arrangements in lieu of Allied World Bermuda common shares. A copy of the Benefit Plan Assignment and Assumption Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing summary of the Benefit Plan Assignment and Assumption Agreement is qualified in its entirety by reference to Exhibit 10.3.

Amendment to Employment Agreements
     Effective as of December 1, 2010, Allied World Switzerland will enter into an amendment (the “Amendment”) to the employment agreements it assumed from certain of its subsidiaries (as described under “Benefit Plan Assignment and Assumption Agreement” in this Item 5.02) for the following executive officers: Scott A. Carmilani, David A. Bell, Wesley D. Dupont, John J. Gauthier, Marshall J. Grossack and John L. Sennott, Jr. The Amendment requires each executive officer to spend a minimum of 10% of their annual working time in Zug, Switzerland, subject to the officer’s receipt of any applicable work and residence permits. The Amendment does not change the officer’s aggregate compensation. However, for Swiss taxation purposes, it allocates a percentage of the total compensation that such officer is currently receiving or may receive in the future to his time in Switzerland.
Chief Operating Officer
     Effective as of December 1, 2010, David A. Bell, 37, has been appointed as Chief Operating Officer of Allied World Switzerland and is responsible for the company’s global day-to-day operating activities and directing the implementation of its strategic processes, procedures, controls and projects, including operations, claims, facilities and administration. Mr. Bell previously served in this capacity for Allied World Assurance Company, Ltd. Further biographical and other information about Mr. Bell is contained in Allied World Bermuda’s proxy statement for its 2010 Annual General Meeting, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2010 (the “Proxy Statement”). The form of employment agreement for the company’s executive officers, including Mr. Bell, was filed as Exhibit 10.41 to Allied World Bermuda’s Annual Report on Form 10-K, which was filed with the SEC on February 27, 2009, and a description thereof is included in the Proxy Statement.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Articles of Association and Organizational Regulations
     The Company’s Swiss Articles of Association and Organizational Regulations became effective as of the completion of the Redomestication on December 1, 2010. The summary of the material terms of the Articles of Association and Organizational Regulations and the comparison of the rights of shareholders under the Articles of Association and Organizational Regulations described under the headings “Description of Allied World Switzerland Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” in Allied World Bermuda’s definitive proxy statement dated and filed with the SEC on October 14, 2010 (the “Redomestication Proxy Statement”) is incorporated herein by reference. Copies of Allied World Switzerland’s Articles of Association and Organizational Regulations are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference. The Articles of Association includes certain share, share capital and par value numbers that were intentionally left blank in the applicable annex to the Redomestication Proxy Statement. The foregoing summary of the Articles of Association and Organizational Regulations is qualified in its entirety by reference to Exhibit 3.1 and Exhibit 3.2, respectively.
Item 8.01. Other Events.
     On November 26, 2010, Allied World Bermuda received approval from the Supreme Court of Bermuda of a scheme of arrangement under Bermuda law (the “Scheme of Arrangement”) that would change the place of incorporation of the ultimate parent company of Allied World Bermuda and its subsidiaries from Bermuda to Switzerland. The Scheme of Arrangement became effective upon the filing of such court approval with the Bermuda Registrar of Companies on November 30, 2010.
     On December 1, 2010, Allied World Switzerland issued a press release announcing the completion of the Redomestication. The press release is furnished herewith as Exhibit 99.1 and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Pursuant to the Scheme of Arrangement, the following steps occurred on December 1, 2010:

(1)	all previously outstanding voting and non-voting common shares of Allied World Bermuda were cancelled;

(2)	Allied World Bermuda, acting on behalf of its shareholders, pursuant to the Contribution-in-Kind Agreement, issued 39,794,636 voting common shares and 202,340 non-voting common shares to Allied World Switzerland;

(3)	Allied World Switzerland increased its share and participation capital by 599,954,640, which is equal to the aggregate par value of the new voting shares and non-voting participation certificates, and filed its Articles of Association reflecting the share and participation capital increase with the Swiss Commercial Register; and

(4)	the new voting shares of Allied World Switzerland were delivered on a one-for-one basis to the holders of the outstanding Allied World Bermuda voting common shares immediately prior to the completion of the Redomestication that were cancelled, and the new non-voting participation certificates of Allied World Switzerland were delivered on a one-for-one basis to the holders of the outstanding Allied World Bermuda non-voting common shares immediately prior to the completion of the Redomestication that were cancelled.
     As a result of the Scheme of Arrangement, the holders of voting common shares of Allied World Bermuda became holders of voting shares of Allied World Switzerland, the holders of non-voting common shares of Allied World Bermuda became holders of non-voting participation certificates of Allied World Switzerland and Allied World Bermuda became a wholly-owned subsidiary of Allied World Switzerland. In connection with the consummation of the Scheme of Arrangement:
•	On December 1, 2010, Allied World Switzerland issued 1,480,800 additional treasury shares in exchange for 1,480,800 common shares held by Allied World Bermuda in treasury on a one-for-one basis in order to satisfy delivery obligations under Allied World Bermuda’s equity-based incentive compensation plans; and
•	pursuant to the terms of the Warrant outstanding on December 1, 2010, Allied World Switzerland assumed Allied World Bermuda’s obligations under the Warrant to issue voting shares of Allied World Switzerland in connection with an exercise of the Warrant.
     The foregoing transactions together with the steps of the Scheme of Arrangement are referred to as the “Redomestication.”
     Upon the completion of the Redomestication on December 1, 2010, the registered shares of Allied World Switzerland commenced trading on the New York Stock Exchange under the symbol “AWH” and with the CUSIP number H01531 104.
     In accordance with Rule 12g-3(a) under the Exchange Act, the shares of Allied World Switzerland, as the successor issuer to Allied World Bermuda, are deemed to be registered under Section 12(b) of the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
   (d) Exhibits

Exhibit
Number	Description
3.1	Articles of Association of Allied World Assurance Company Holdings, AG (incorporated by reference to Exhibit 3.1 of Allied World Assurance Company Holdings, AG’s Registration Statement on Form 8-A/A filed on December 1, 2010)

Exhibit
Number	Description
3.2	Organizational Regulations of Allied World Assurance Company Holdings, AG (incorporated by reference to Exhibit 3.2 of Allied World Assurance Company Holdings, AG’s Registration Statement on Form 8-A/A filed on December 1, 2010)

10.1	Warrant Assignment and Assumption Agreement, dated as of December 1, 2010, by and between Allied World Assurance Company Holdings, Ltd and Allied World Assurance Company Holdings, AG

10.2	Registration Rights Assignment and Assumption Agreement, dated as of December 1, 2010, by and between Allied World Assurance Company Holdings, Ltd and Allied World Assurance Company Holdings, AG

10.3	Benefit Plan Assignment and Assumption Agreement, dated as of December 1, 2010, by and among Allied World Assurance Company Holdings, Ltd, Allied World Assurance Company, Ltd, Newmarket Administrative Services, Inc. and Allied World Assurance Company Holdings, AG

10.4	Form of Indemnification Agreement for directors and officers of Allied World Assurance Company Holdings, AG

10.5	Contribution-in-Kind Agreement, dated November 30, 2010

99.1	Press release announcing completion of the Redomestication, dated December 1, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
Dated: December 1, 2010	By:	/s/ Wesley D. Dupont
		Name:	Wesley D. Dupont
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Articles of Association of Allied World Assurance Company Holdings, AG (incorporated by reference to Exhibit 3.1 of Allied World Assurance Company Holdings, AG’s Registration Statement on Form 8-A/A filed on December 1, 2010)

3.2	Organizational Regulations of Allied World Assurance Company Holdings, AG (incorporated by reference to Exhibit 3.2 of Allied World Assurance Company Holdings, AG’s Registration Statement on Form 8-A/A filed on December 1, 2010)

10.1	Warrant Assignment and Assumption Agreement, dated as of December 1, 2010, by and between Allied World Assurance Company Holdings, Ltd and Allied World Assurance Company Holdings, AG

10.2	Registration Rights Assignment and Assumption Agreement, dated as of December 1, 2010, by and between Allied World Assurance Company Holdings, Ltd and Allied World Assurance Company Holdings, AG

10.3	Benefit Plan Assignment and Assumption Agreement, dated as of December 1, 2010, by and among Allied World Assurance Company Holdings, Ltd, Allied World Assurance Company, Ltd, Newmarket Administrative Services, Inc. and Allied World Assurance Company Holdings, AG

10.4	Form of Indemnification Agreement for directors and officers of Allied World Assurance Company Holdings, AG

10.5	Contribution-in-Kind Agreement, dated December 1, 2010

99.1	Press release announcing completion of the Redomestication, dated December 1, 2010